UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2019
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
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MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101
NOT APPLICABLE
 (Former name or Former Address, if changed since last report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
Submission of Matters to a Vote of Security Holders.
Aimco held its 2019 Annual Meeting of Stockholders on April 30, 2019, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1100, Denver, Colorado, 80237. Terry Considine, Aimco’s Chairman and Chief Executive Officer, presided. Aimco’s stockholders considered three proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 1, 2019. On the record date of February 22, 2019, there were 144,265,791 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.
Proposal 1: Election of eight directors to serve for a one-year term until Aimco’s 2020 annual meeting of stockholders.
Aimco’s stockholders elected each of the seven nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Terry Considine	124,097,394	1,293,300	277,227	6,942,133
Thomas L. Keltner	122,355,299	3,271,321	41,301	6,942,133
J. Landis Martin	121,540,284	4,088,760	38,877	6,942,133
Robert A. Miller	122,488,851	3,139,812	39,258	6,942,133
Kathleen M. Nelson	122,926,374	2,703,459	38,088	6,942,133
Ann Sperling	124,980,714	648,717	38,490	6,942,133
Michael A. Stein	122,600,898	3,025,675	41,348	6,942,133
Nina A. Tran	124,423,950	1,204,577	39,394	6,942,133

Proposal 2: The selection of Ernst & Young LLP as Aimco’s independent registered public accounting firm for the year ending December 31, 2019, was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
129,524,735	2,878,001	207,318	—

Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement.
Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes	Uncast
123,967,506	1,608,411	91,947	6,942,133	57

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2019

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
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Paul Beldin
Executive Vice President and Chief Financial Officer